                                                                     EXHIBIT 4.1


                                     ISOCOR

                             1992 STOCK OPTION PLAN
                              AS AMENDED MAY, 1996

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to paragraph (a) of Section 4 of the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (e)      "Common Stock" means the Common Stock of the Company.

                  (f) "Company" means ISOCOR, a California corporation.

                  (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant



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to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock) for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "Named Executive" means (any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief






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executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (o) "Option" means a stock option granted pursuant to the Plan.

                  (p) "Optioned Stock" means the Common Stock subject to an Option.

                  (q) "Optionee" means an Employee or Consultant who receives an Option.

                  (r) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (s) "Plan" means this 1992 Stock Option Plan.

                  (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 2,600,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Composition of Administrator.

                      (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to directors, officers who are not directors and Employees who are neither directors nor officers.

                      (ii) Administration with respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

                      (iii) Administration with respect to Other Persons.
With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                      (iv) General. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.


                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
                  Stock, in accordance with Section 2(k) of the Plan;

                           (ii) to select the Consultants and Employees to whom
                  Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
                  are granted hereunder;

                           (iv) to determine the number of shares of Common
                  Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
                  Plan;

                           (vi) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation);

                           (vii) to determine whether and under what
                  circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                           (viii) to reduce the exercise price of any Option to
                  the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.


                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with an Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date
of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 13 of this Plan, the maximum number of shares which may be subject to Options granted to any one employee under this Plan for any fiscal year of the Company shall be 750,000.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option

                             (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option

                             (A) granted to a person who, at the time of the
grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                             (B) granted to a person, who, at the time of grant
of such Option is a Named Executive of the Company, the per share exercise price shall be no less than 100% of the Fair Market Value on the date of grant.

                             (C) granted to any person other than those persons
described in subsections (ii) (A) and (B) above, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                  (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) delivery of a subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, but only within three (3) months (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to ,exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of
Section 10(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Stock Withholding to Satisfy Withholding Tax Obligation. At the discretion of the Administrator. Optionees may satisfy withholding obligations as provided in this paragraph.

When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is subject to Section 16 of the Exchange Act, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but, such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. Adjustments Upon Changes in Capitalization; Corporate Transactions.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation does not agree to assume the Option or substitute an equivalent option, the Board shall notify the Optionee at least fifteen (15) days prior to the consummation of the transaction. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such transaction.

         14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 19 of the Plan:

                           (i) any increase in the number of Shares subject to
                  the Plan, other than an adjustment under Section 13 of the Plan;

                           (ii) any change in the designation of the class of
                  persons eligible to be granted Options;

                           (iii) any change in the limitation on grants to
                  employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

                           (iv) any revision or amendment requiring shareholder
                  approval in order to preserve the qualification of the Plan under Rule 16b-3.

                  (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under
Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 19 of the Plan.

                  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         19. Shareholder Approval.

                  (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Shares are listed.

                  (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 19(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Com pany under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                      (i) furnish in writing to the holders entitled to vote for the Plan substan tially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                      (ii) file with, or mail for filing to, the Securities and Exchange Commis sion four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         20. Information to Optionees. The Company shall provide to each Optionee and individual who acquired shares pursuant to the exercise of an option, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information that are provided to all shareholders of the Company.

                                     ISOCOR

                        INCENTIVE STOCK OPTION AGREEMENT

         ISOCOR, a California corporation (the "Company"), has granted to Optionholder (the "Optionee"), an option (the "Option") to purchase a total of No. Of Shares shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1992 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         2. Exercise Price. The exercise price is Exercise Price for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                  (i) Right to Exercise.

                      (a) Subject to subsections 3(i)(b), (c), (d) and (e) below, this Option shall be exercisable cumulatively, to the extent of 1/4 of the original number of Shares subject to the Option on the date 12 months after the vesting commencement date, which date is Vesting Start Date and 1/48 of the original number of Shares subject to the Option each month thereafter.

                      (b) This Option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsections 3(i)(d) and (e).

                      (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.


                      (e) In the event that this Option becomes exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year, the amount in excess of $100,000 shall be treated as a Nonstatutory Stock Option, pursuant to Section 5 of the Plan.

                  (ii) Method of Exercise. This Option shall be exercisable by written notice, in the form of Notice of Exercise of Incentive Stock Option attached hereto as Exhibit A, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in form satisfactory to counsel for the Company to satisfy applicable securities laws and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  ( i ) cash;

                  ( ii ) check;

                  ( iii ) surrender of other shares of Common Stock of the Company that (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or

                  ( iv ) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Termination of Status as an Employee. In the event of termination of Optionee's Continuous Status as an Employee, he or she may, but only within forty-five (45) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

         8. Disability of Optionee.

                  (i) Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (ii) Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of any disability not constituting a total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent he was entitled to exercise it at the date of such termination; provided, however, that if Optionee fails to exercise this Option within three (3) months from the date of termination of employment, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the exercise price for the Shares and the fair market value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         9. Death of Optionee. In the event of the death of Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

         10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary shall not constitute a transfer. An Option may be exercised only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. Term of Option. This Option may not be exercised more than ten (10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option. In addition, this Option may terminate prior to such term as provided in Section 12 of the Plan.

         12. Early Disposition of Stock. Optionee understands that if he or she disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him or her, he or she will be treated for federal income tax purposes as having received ordinary income at the time of such disposition to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the price paid for the Shares.

         13. Standoff Agreement. Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering for a period of 180 days after the effective date of such registration, and (ii) to execute any agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering, provided that the officers and directors Company also agree to of the Company who own the stock of the such restrictions.

DATE OF GRANT:  Grant Date


                                         ISOCOR
                                         a California corporation

                                         By:______________________________

                                         Title:___________________________

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: ____________________                     _____________________________
                                                Optionee


                                                Residence Address:
                                                _____________________________
                                                _____________________________

                                    EXHIBIT A

                              NOTICE OF EXERCISE OF
                             INCENTIVE STOCK OPTION

ISOCOR
3420 Ocean Park Boulevard                         Date of
Santa Monica, CA 90405                            Exercise:
                                                  ________________________


Attn:  President

         Re:   Incentive Stock Option Grant Dated ________________________

Gentlemen:

This constitutes notice under my Incentive Stock Option Agreement that I elect to purchase the number of shares of ISOCOR Common Stock set forth below for the price set forth below:

         Stock option dated:                     ________________________

         Number of shares as to
         which option is exercised:              ________________________

         Total exercise price:                   ________________________

         Cash payment delivered herewith:        ________________________

         Unless such documents are enclosed herewith, I hereby agree to execute such additional documents evidencing such other representations and agreements as to my investment intent with respect to these shares of Common Stock as may be required by the Company pursuant to the provisions of the 1992 Stock Option Plan. Please advise what additional documents may be required.


                                                 Very truly yours,

                                                 ________________________
                                                 ________________________
                                                 (Print Name)

                                    EXHIBIT B
                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER         :

SELLER            :

COMPANY           : ISOCOR

SECURITY          : COMMON STOCK

AMOUNT            :

DATE              :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

                  (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                  (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                  (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

                  In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                  (e) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                  (f) I understand that the certificate evidencing the Securities may be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.



                                                    Signature of Purchaser:

                                                    _______________________


Date:____________________,  19___

                                     ISOCOR

                       NONSTATUTORY STOCK OPTION AGREEMENT

         ISOCOR, a California corporation (the "Company"), has granted to Optionholder (the "Optionee"), an option (the "Option") to purchase a total of No. Of Shares shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1992 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

         l. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

         2. Exercise Price. of Common Stock.

         The exercise price is Exercise Price for each share

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                  (i) Right to Exercise.

                      (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall be exercisable cumulatively, to the extent of 1/4 of the original number of Shares subject to the Option on the date 12 months after the vesting commencement date, which date is Vesting Start Date and 1/48 of the original number of Shares subject to the Option at the end of each month thereafter.

                      (b) This Option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

                      (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

                  (ii) Method of Exercise. This Option shall be exercisable by written notice, in the form of Notice of Exercise of Nonstatutory Stock Option attached hereto as Exhibit A, which shall state the election to exercise the Option, the number of Shares in respect of which the

Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in form satisfactory to counsel for the Company to satisfy applicable securities laws and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board:

                  (i) cash;

                  (ii) check;

                  (iii) surrender of other shares of Common Stock of the Company that (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or

                  (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the

Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Termination of Status as an Employee or Consultant. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee, he or she may, but only within forty-five (45) days (or such other period of time not exceeding six (6) months, as the Board may determine by specific resolution) after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

         8. Disability of Optionee.

                  (i) Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (ii) Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of any disability not constituting a total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent he was entitled to exercise it at the date of such termination; provided, however, that if Optionee fails to exercise this Option within three (3) months from the date of termination of employment, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the exercise price for the Shares and the fair market value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         9. Death of Optionee. In the event of the death of Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

         10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary shall not constitute a transfer. An Option may be exercised only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. Term of Option. This Option may not be exercised more than ten (10) years (five (5) years if Optionee owns, immediately before the Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option. In addition, this Option may terminate prior to such term as provided in Section 12 of the Plan.

         12. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss

         13. Standoff Agreement. Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering for a period of 180 days after the effective date of such registration, and (ii) to execute any agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering, provided that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

DATE OF GRANT:   Grant Date

                                            ISOCOR a California corporation


                                            By:_______________________________

                                            Title:____________________________

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS OPTION PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



         Dated: _____________________

                                                       _____________________
                                                       Optionee


                                                       Residence Address:

                                                       _____________________
                                                       _____________________

                                    EXHIBIT A

                              NOTICE OF EXERCISE OF
                            NONSTATUTORY STOCK OPTION

ISOCOR
3420 Ocean Park Boulevard                               Date of
Santa Monica, CA 90405                                  Exercise:
                                                        _____________________


Attn: President

         Re:   Nonstatutory Stock Option Grant Dated:________________________

Gentlemen:

         This constitutes notice under my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares of ISOCOR Common Stock set forth below for the price set forth below:

         Stock option dated:               _____________________

         Number of shares as to
         which option is exercised:        _____________________

         Total exercise price:             _____________________

         Cash payment delivered herewith:  _____________________

         Unless such documents are enclosed herewith, I hereby agree to execute such additional documents evidencing such other representations and agreements as to my investment intent with respect to these shares of Common Stock as may be required by the Company pursuant to the provisions of the 1992 Stock Option Plan. Please advise what additional documents may be required.


                                                     Very truly yours,


                                                     _____________________
                                                     _____________________
                                                     (Print Name)

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER         :

SELLER            :

COMPANY           : ISOCOR

SECURITY          : COMMON STOCK

AMOUNT            :

DATE              :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

                  (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                  (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things:
(1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

                  In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                  (e) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                  (f) I understand that the certificate evidencing the Securities may be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.


                                             Signature of Purchaser:

                                             _________________________________
                                             Date:___________________,  19____